BEARGUARD FUNDS, INC.
    Supplement to Prospectus Dated October 28, 1999

     On December 28, 2000, the Board of Directors of the Bearguard Funds, Inc. (the "Corporation") unanimously consented, subject to approval by the shareholders, to liquidate and dissolve the Corporation and its sole series, the Bearguard Fund (the "Fund").
It is anticipated that, as early in 2001 as is practicable, a proxy statement and proxy will be mailed to shareholders of the Fund seeking their vote in connection with the liquidation and dissolution of the Fund.

     As a result of the decision to pursue liquidation and dissolution of the Fund, effective January 5, 2001, investors are no longer permitted to purchase shares of the Fund, subject to the following limited exception.
Until the proxy statement and proxy are mailed to shareholders existing shareholders will be permitted to continue to reinvest dividends and distributions in additional shares of the Fund.






    Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is January 4, 2001.